                                                                Exhibit 10.30.16
                            AMENDMENT NUMBER SIXTEEN
                                       TO
                          THIRD PARTY PLEDGE AGREEMENT
                          ----------------------------



     THIS AMENDMENT NUMBER SIXTEEN TO THIRD PARTY PLEDGE AGREEMENT (the "Amendment") is made and entered into as of the 7th day of August, 1997, by and between SUNSTONE HOTEL INVESTORS, L.P., a Delaware limited partnership ("Secured Party"); and ROBERT A. ALTER ("Alter") and CHARLES L. BIEDERMAN ("Biederman; and together with Alter, "Pledgor").

     WHEREAS, the undersigned are parties to that certain Third Party Pledge Agreement entered into as of August 16, 1995, as amended (the "Agreement"); and
                                                               ---------

     WHEREAS, the undersigned desire to amend the Agreement in order to reflect the purchase of the Crystal Suites - Anaheim, California (the "Hotel") and the execution of the Lease Agreement for such Hotel.

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein and in the Agreement, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1.  Defined Terms.  For purposes of this Amendment, all capitalized terms
         -------------
used and not otherwise defined herein, shall have the meanings assigned to them in the Agreement.

     2.  Units Pledged.  In order to secure the lien of the pledge in favor of
         -------------
Secured Party in the Units pledged to secure the Lease Agreement for the Hotel, Exhibit A to the Agreement is hereby amended and restated in its entirety to
---------
read in full as attached hereto as Exhibit A.
                                   ---------

     3.  Force and Effect.  Except to the extent modified by this Amendment, all
         ----------------
of the terms and provisions of the Agreement shall be unaffected and shall remain in full force and effect. This Amendment shall be deemed part of, and construed in accordance with the Agreement.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

                                    PLEDGOR

                                    /s/ ROBERT A. ALTER
                                    ------------------------------------
                                    Robert A. Alter


                                    /s/ CHARLES L. BIEDERMAN
                                    -------------------------------
                                    Charles L. Biederman


                                    SECURED PARTY


                                    SUNSTONE HOTEL INVESTORS, L.P.
                                    a Delaware limited partnership
                                    By:    Sunstone Hotel Investors, Inc.
                                           a Maryland corporation,
                                           Its General Partner


                                           By: /s/ ROBERT A. ALTER
                                              ---------------------
                                                    Robert A. Alter
                                           Its:     President

                                   EXHIBIT A
                                   ---------

                      Percentage Leases & Pledge of Units

                                               Number of             Third
Percentage                     Four Months  Allocable Units       Anniversary        Initials
Lease                           Base Rent       Pledged               Date          of Pledgor
----------                     -----------  ---------------    -----------------    -----------
Hampton Inn -                   $  188,750          19,868       August 16, 1998      CLB/RAA
  Denver S.E., CO

Hampton Inn -                   $  150,000          15,790       August 16, 1998      CLB/RAA
  Pueblo, CO

Courtyard by Marriott -         $  135,000          14,211       August 16, 1998      CLB/RAA
  Fresno, CA

Hampton Inn -                   $  158,667          16,702       August 16, 1998      CLB/RAA
  Mesa, AZ

Holiday Inn -                   $  125,000          13,158       August 16, 1998      CLB/RAA
  Steamboat Springs,CO

Holiday Inn -                   $  142,000          14,947       August 16, 1998      CLB/RAA
  Craig, CO

Holiday Inn -                   $   53,333           5,614       August 16, 1998      CLB/RAA
  Provo, UT

Hampton Inn -                   $  161,000          16,947       August 16, 1998      CLB/RAA
  Silverthorne, CO

Best Western -                  $  220,000          23,158       August 16, 1998      CLB/RAA
  Santa Fe, NM

Hampton Inn -                   $  132,000          13,895       August 16, 1998      CLB/RAA
  Arcadia, CA

Hampton Inn -                   $  139,333          13,933       December 13, 1998    CLB/RAA
  Oakland, CA

Cypress Inn -                   $  189,000          17,182       February 2, 1999     CLB/RAA
  Kent, WA

Cypress Inn -                   $  107,917           9,811       February 2, 1999     CLB/RAA
  Poulsbo, WA

Cypress Inn -                   $  145,667          13,242       February 2, 1999     CLB/RAA
  Clackamas, WA

Cypress Inn -                   $  121,000          11,000       February 2, 1999     CLB/RAA
  Portland, OR

Courtyard By Marriott -         $  142,000          14,025       April 1, 1999        CLB/RAA
  Riverside, CA

Holiday Inn Select -            $  270,000          24,828       June 28, 1999        CLB/RAA
  Renton, WA


                                               Number of             Third
Percentage                     Four Months  Allocable Units       Anniversary          Initials
Lease                           Base Rent       Pledged               Date            of Pledgor
----------                     -----------  ---------------    --------------------   -----------
Comfort Suites -                $  240,000           24,615      August 13, 1999       CLB/RAA
  So. San Francisco, CA

Days Inn -                      $   90,000            9,231      August 13, 1999       CLB/RAA
  Price, UT

Residence Inn -                 $  100,000            9,524      September 20, 1999    CLB/RAA
  Highlands Ranch, CO

Holiday Inn -                   $  100,000            9,090      October 29, 1999      CLB/RAA
  Flagstaff, AZ

Holiday Inn -                   $  268,666           24,424      October 29, 1999      CLB/RAA
  Mesa, AZ

Hampton Inn -                   $  115,400           10,455      October 29, 1999      CLB/RAA
  Tucson, AZ

Radisson Suite -                $  363,400           29,665      December 19, 1999     CLB/RAA
  Oxnard, CA

Ramada Hotel -                  $  335,530           25,810      January 17, 2000      CLB/RAA
  Cypress, CA

Holiday Inn Harbor View -       $  289,033           22,233      January 17, 2000      CLB/RAA
  San Diego, CA

Hawthorn Suites -               $  367,533           26,479      March 10, 2000        CLB/RAA
  Kent, WA

Holiday Inn -                   $  501,992           38,232      March 31, 2000        CLB/RAA
  La Mirada, CA

Fountain Suites -               $  528,900           39,529      May 6, 2000           CLB/RAA
  Sacramento, CA

Ramada Plaza - Old Town         $  387,000           29,208      June 11, 2000         CLB/RAA
  San Diego, CA

Best Western -                  $  191,088           12,955      July 17, 2000         CLB/RAA
  Lynnwood, CO

Holiday Inn Stadium -           $  243,332           16,497      August 7, 2000        CLB/RAA
  San Diego, CA

Crystal Suites -                $  274,968           18,642      August 7, 2000        CLB/RAA
  Anaheim, CA

COMBINED TOTALS:                $6,977,509          604,900*                           CLB/RAA


  * Maximum number of units pledged is 481,955 pursuant to Section 1(a) of the
                                   Agreement.

                                      A-2